DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the "Agreement") is effective as of April 18, 2011 (the “Effective Date”)

BETWEEN

BUCKINGHAM EXPLORATION INC., Corporation having its business address at 9295 Suite 418-831 Royal Gorge Blvd., Cañon City, Colorado 81212, USA  (the "Company")

AND

KARIM LALANI., having an address at 3437 St. Marys Avenue, North Vancouver, BC V7N 1X7 (the “Lender”)

WHEREAS:

A.
The Company is indebted to the Lender in the aggregate amount of US$10,000 (the “Loan”), pursuant to a promissory note dated May 5, 2010 attached as Schedule “A” hereto, repayable by the Company to the Lender on demand by the Lender;

B.	The Company and the Lender have agreed to settle the Loan by the conversion of the Loan into shares of common stock of the Company.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	CONVERSION OF DEBT

1.1
The Lender and the Company hereby agree to convert the Loan into shares of the Company’s common stock at a price of $0.01 per share for an aggregate of 1,000,000 shares (the “Shares”) in full settlement of the Loan owed by the Company to the Lender.

2.	ISSUANCE OF SHARES

2.1
The Company hereby agrees to issue the Shares to the Lender, and the Lender hereby agrees to acquire the Shares from the Company, in accordance with the terms of the subscription agreement attached as Schedule B.

3.	MISCELLANEOUS

3.1	Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

3.2
Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

3.3
Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

3.4
Good Faith, Cooperation and Due Diligence.  The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement.  All promises and covenants are mutual and dependent.

3.5
Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

3.6	Assignment. This Agreement may not be assigned by either party hereto without the prior written consent of the other party, but shall be binding upon the successors of the parties.

3.7
Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either electronically, personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, electronically, personally or by courier, addressed to the attention of the party at the address set forth heretofore, or to such other person or address or by such other means as either party may designate, upon at least five days written notice, to the other party.

3.8
Entire agreement.  This Agreement and the attached Schedules contain the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

3.9	Waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

3.10
Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this Agreement as though the signature was an original.

3.11	Successors. The provisions of this Agreement shall be binding upon all parties, their successors and assigns.

3.12	Counsel. The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

3.13	Jurisdiction. The parties hereby attorn to the jurisdiction of the courts located in the Province of British Columbia, Canada for all matters arising from this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

BUCKINGHAM EXPLORATION INC.

Per:

/s/ C. Robin Relph
C. Robin Relph
Chief Executive Officer

/s/ Karim Lalani
Karim Lalani

SCHEDULE A

SCHEDULE B

These securities have not been registered under the United States Securities Act of 1933 (the "U.S. Securities Act"), or any state securities laws, and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the U.S. Securities Act, or pursuant to an exemption from the registration requirements of the U.S. Securities Act. Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

BUCKINGHAM EXPLORATION INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned subscriber (the “Subscriber”) hereby subscribes for and agrees to purchase 1,000,000 shares of common stock (the “Shares”) of BUCKINGHAM EXPLORATION INC. (the “Company”) in consideration of the settlement of indebtedness in the aggregate amount of $10,000 owing by the Company to the Subscriber.

EXECUTION BY SUBSCRIBER
Tax ID or social insurance number	Karim Lalani Name of Subscriber

/s/ Karim Lalani
Signature of Subscriber or authorized signatory
of Subscriber (if Subscriber not an individual)

Number and type of securities of the Company
directly and indirectly held by the Subscriber

3437 St. Marys Avenue, North Vancouver, BC V7N 1X7
Address of Subscriber

Name of contact person (if Subscriber not an individual)

Telephone number of Subscriber or contact person

Facsimile number of Subscriber or contact person

Executed by the Subscriber this 18th day of April, 2011.

Please complete the following section if you require the certificate(s) representing the Shares to appear in the name of an intermediary, such as your broker, or require the certificate(s) delivered to an address other than that shown above.

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
Name to appear on certificate(s)	Name and account reference, if applicable
Account reference, if applicable	Contact person
Address of intermediary	Address for delivery

Defined Terms.

In addition to the terms defined throughout this Agreement, the following capitalized terms used in this Agreement have the following meanings:

(a)	“Regulation D” means Regulation D promulgated under the U.S. Securities Act;

(b)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(c)	“Securities Laws” means the securities laws, regulations and rules and policies adopted by applicable securities regulators in the jurisdiction in which the Subscriber resides;

(d)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(e)	“U.S. Person” means a “U.S. person” as that term is defined in Regulation S; and

(f)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

Delivery of Documents and Funds

The Subscriber hereby delivers to the Company:

(a)	a completed and executed copy of this Agreement; and

(b)	an executed Debt Conversion Agreement dated April 18, 2011 between the Company and the Subscriber.

Closing

The closing of the transactions contemplated by this Agreement (the “Closing”) will take place upon the acceptance of the subscription represented hereby by the Company.

At Closing, the Company will deliver to the Subscriber a certificate or certificates representing the Shares registered in the name of the Subscriber or as directed on the cover page of this Agreement.

Subscriber’s Acknowledgements

The Subscriber acknowledges and agrees with the Company (which acknowledgements and agreements shall survive the Closing) that:

(a)
no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Shares;

(b)
the sale and delivery of the Shares is conditional upon such sale being exempt from the prospectus filing requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Shares under the Securities Laws or other applicable securities laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(c)
the Shares are subject to any applicable resale restrictions under the Securities Laws  or other applicable securities laws and the Subscriber will comply with all applicable securities laws concerning any resale of the Shares and will consult with its legal advisors with respect to complying with any restrictions applying to such resale;

(d)
none of the Shares have been or will be registered under the U.S. Securities Act or the securities laws of any state in the United States and the Shares may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person, unless registered under the U.S. Securities Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act or any state securities laws in respect of any of the Shares;

(e)
the Subscriber may not offer, sell or transfer the Shares within the United States or to, or for the account or benefit of, a U.S. Person, unless (i) the Shares are registered under the U.S. Securities Act and the securities laws of all applicable states or (ii) an exemption from such registration requirement is available and the Subscriber, prior to such sale or transfer, has furnished to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company;

(f)
no prospectus or offering memorandum within the meaning of the Securities Laws or other applicable securities laws has been delivered to or summarized for or seen by the Subscriber in connection with the offering and the Subscriber is not aware of any prospectus or offering memorandum having been prepared by the Company;

(g)
in purchasing the Shares, the Subscriber has relied solely upon publicly available information relating to the Company and this Agreement, and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Company, or any employee, agent or affiliate thereof or any other person associated therewith.  The Subscriber, on its own behalf and on behalf of others for whom the Subscriber is contracting hereunder, acknowledges that the decision to purchase the Shares was made on the basis of currently available public information and this Agreement;

(h)	the Shares are being offered for sale on a “private placement” basis;

(i)
the Subscriber is solely responsible for obtaining such tax and legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to herein);

(j)
in accepting this Agreement, the Company is relying upon the representations and warranties and acknowledgements of the Subscriber set out herein in connection with determining the eligibility of the Subscriber to purchase the Shares under the Securities Laws.  The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber or the beneficial purchaser contained in this Agreement which takes place prior to the Closing;

(k)
the Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company  in order to implement the restrictions on transfer set forth and described in this Agreement;

(l)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus under the Securities Laws or other applicable securities legislation and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the Securities Laws or other applicable securities laws including statutory rights of rescission or damages, will not be available to the Subscriber;

(m)
because the Subscriber is not purchasing the Shares under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the Securities Laws in any selling jurisdictions in Canada, including statutory rights of rescission or damages;

(n)	no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the purchase price of the Shares; or

(iii) as to the future price or value of any of the Shares.

 Conditions of Closing

The Subscriber acknowledges and agrees that, as the sale of the Shares will not be qualified by a prospectus, such sale is subject to the condition that it sign and return to the Company before the Closing this Agreement and all other documents required to be completed and signed in accordance with this Agreement.

The Subscriber acknowledges and agrees that the Company may be required to provide securities regulators or other authorities with the Subscriber's name and other information relating to this Agreement and the Subscriber's subscription hereunder pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”).  To the best of the Subscriber’s knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.  Notwithstanding that the Subscriber may be purchasing the Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to, and covenants with the Company (and acknowledges that the Company is relying on them), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing:

(a)	the Subscriber and any beneficial purchaser for whom it is acting are resident in the province or jurisdiction set out on the first page of this Subscription Agreement;

(b)	either:

(i)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Shares; or

(ii)
if the Subscriber is acting as agent or trustee for one or more beneficial purchasers whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser is purchasing as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of Shares;

(c)	if the Subscriber is a U.S. Person or a person in the United States, it is:

(i)
a discretionary or similar account (other than an estate or trust) that is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) of Regulation S and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(ii)
a U.S. Accredited Investor and is acquiring the Shares for its own account or for the account of a U.S. Accredited Investor as to which it exercises sole investment discretion, to be held for investment only and not with a view to any resale, distribution or other disposition of the Shares in violation of United States securities laws or applicable state securities laws, and the Subscriber has completed, executed and delivered to the Company the U.S. Accredited Investor Certificate in substantially the form attached hereto as Schedule B;

(d)	if the Subscriber is resident outside of Canada and the United States, the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable Securities Laws having application in the jurisdiction outside of Canada and the United States in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares;

(ii)
the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)
the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares; and

(iv)	the purchase of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

C.
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(e)
if the Subscriber is a Canadian resident, the Subscriber has completed, executed and delivered to the Company the Investor Exemptions Questionnaire in substantially the form attached as Schedule A hereto;

(f)
neither the Subscriber nor any party on whose behalf it is acting has been created or is being used primarily to permit the purchase of the Shares without a prospectus in reliance on an exemption from the prospectus requirements of applicable Securities Laws;

(g)
if the Subscriber is an individual, the Subscriber has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto and if the Subscriber is not an individual, this Agreement has been authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of the undersigned and if the Subscriber is a corporation, it has been duly incorporated and validly exists under the laws of its jurisdiction of incorporation or continuance and this Agreement has been duly authorized by all necessary corporate action and constitutes a legal and binding agreement of the corporation;

(h)
the Subscriber is capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber’s financial, investment or business experience or as a result of advice received from a registered person other than the Company or an affiliate thereof, and the Subscriber or, where it is not purchasing as principal, each beneficial purchaser is able to bear the economic loss of its investment;

(i)	this subscription has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(j)
the delivery of this subscription, the acceptance of it by the Company and the issuance of the Shares to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(k)
the Subscriber is not a “control person” of the Company as defined under applicable Securities Laws, will not become a “control person” by virtue of the purchase of any of the Shares, and does not intend to act in concert with any other person to form a control group of the Company;

(l)	neither the Subscriber nor any party on whose behalf it is acting is an investment club;

(m)
the Subscriber has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(n)
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound or the termination of any such agreement;

(o)
the Subscriber will execute and deliver within the approved time periods, all documentation as may be required by applicable Securities Laws and any other applicable laws to permit the purchase of the Shares on terms herein set forth;

(p)
if required by applicable Securities Laws or any other applicable laws the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Shares as may be required;

(q)
in the case of the purchase by the Subscriber of Shares as agent or trustee for any beneficial purchaser whose identity is disclosed or undisclosed or identified by account number only, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby.  The Subscriber is duly authorized to execute and deliver this Agreement and all other necessary documentation in connection with such purchase on behalf of such beneficial purchaser and this Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes the legal, valid and binding agreement of, such beneficial purchaser, and the representations and warranties contained in this Agreement are being made on behalf of such beneficial purchaser;

(r)
the Company has provided the Subscriber with the opportunity to ask questions and seek answers concerning this subscription and the Subscriber has had access to all information concerning the Company as it has considered necessary in connection with its investment decision to acquire the Shares.  The Subscriber further acknowledges that the Subscriber has received satisfactory information concerning the business and financial condition of the Company in response to all inquiries in respect thereof;

(s)
the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, has read and understands the contents of this Agreement and agrees to be legally bound hereby;

(t)
the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares.  The Company gives no opinion and make no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of such securities; and

(v)	if the Subscriber is a Canadian resident or resident of a jurisdiction outside the United States, the Shares will be subject to the following resale or transfer restrictions:

(i)
the Shares will be subject to resale restrictions under applicable Securities Laws including resale restrictions under the Securities Act (British Columbia) that include a hold period of at least four months;

(ii)
the Subscriber will not be able to resell, assign or otherwise dispose of the Shares unless they are subsequently distributed under a prospectus, registration statement or in compliance with all applicable resale restrictions; and

(w)
the Company is under no obligation to file a registration statement, or register the resale of the Shares under a prospectus or registration statement, or assist the Subscriber in complying with any exemption from the prospectus or registration statement requirements or resale restrictions set out under applicable Securities Laws; provided, however, that in connection with any underwritten public offering by the Company, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock of the Company following the effective date of a registration statement of the Company with respect to such offering, the Subscriber will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any of the Shares of the Company held by the Subscriber at any time during such period except common stock included in such registration.  If requested by such underwriter, the Subscriber agrees to execute a lock-up agreement in such form as the underwriter may reasonably propose.

Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Company, and the Subscriber hereby agrees to indemnify the Company, its officers, directors, employees and agents against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance thereon.  The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true at the time of execution of this Agreement and at the Closing and agrees that they shall survive the purchase by the Subscriber of the Shares.

Collection of Personal Information

The Subscriber acknowledges and consents to the fact that the Company and its legal counsel are collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company and its legal counsel to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian or U.S. tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and U.S Patriot Act and (e) any of the other parties involved in the offering, including legal counsel, and may be included in record books in connection with the offering.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

Representations and Warranties of the Company

The Company represents and warrants that:

(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated;

(b)	the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of those jurisdictions;

(c)	the Company will reserve or set aside sufficient shares in its treasury to issue the Shares;

(d)
the issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Company’s incorporating documents or any agreement or instrument to which the Company is a party; and

(e)
this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the offering.

Indemnity

The Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Company in connection herewith.

Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any advisor retained by the Subscriber relating to the purchase of the Shares, shall be borne by the Subscriber.

Governing Law

This Agreement is governed by the laws of the Province of British Columbia, Canada.  The Subscriber, in his, her or its personal or corporate capacity and, if applicable, on behalf of each beneficial subscriber for whom he, she or it is contracting hereunder, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

Survival

The representations, warranties, covenants, acknowledgements and agreements contained in this Agreement shall survive the Closing and will continue in full force and effect and be binding upon the Subscriber notwithstanding any subsequent disposition by the Subscriber of the Shares.

Enurement

This Agreement will enure to the benefit of and be binding upon the Subscriber and the Company and their respective heirs, administrators, representatives and permitted successors.

Assignment

This Agreement is not transferable or assignable.

Counterparts

This Agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.

Time of Essence

Time shall be of the essence of this Agreement.

ACCEPTED by the Company this 18 th day of April, 2011.

Per: /s/ C. Robin Relph
          C. Robin Relph

Schedule “A”

INVESTOR EXEMPTIONS QUESTIONNAIRE

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”) in respect to the issuance of the Shares pursuant to the Agreement to which this Questionnaire is atached.  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1.	the Subscriber is (check one or more of the following boxes):

(a)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	☐
(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(d)	a close personal friend of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(e)	a close business associate of a director, executive officer or control person of the Company or an affiliate of the Company	☒
(f)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company	☐
(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Company	☐
(h)
a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above
☐
(i)	purchasing the Shares as principal with an aggregate value of more than CDN$150,000	☐
(j)	an accredited investor	☐

2.
if the Subscriber has checked one or more of boxes (b), (c), (d), (e), (f), (g) or (h) in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of the Company with whom the Subscriber has the relationship is:

(Instructions to Subscriber:  fill in the name of each director, executive officer, founder and control person which whom you have the above-mentioned relationship.  If you have checked box (h), also indicate which of (a) to (g) describes the securityholders or directors which qualify you as box (h) and provide the names of those individuals.)

3.
if the Subscriber has ticked box j in section 1 above, the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s request for the Shares for acceptance unless the undersigned provides to the Company:

(a)	the information required in sections 4 and 5; and

(b)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as an Accredited Investor;

4.
the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and the Subscriber is able to bear the economic risk of loss arising from such investment;

5.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐
an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

☐	an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

☐
an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (British Columbia) or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

☐
an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Investor Exemptions Questionnaire

/s/ Karim Lalani
Signature

Karim Lalani
Print Name

________________________________
Title (if applicable)

April 18, 2011
Date

SCHEDULE “B”

ACCREDITED INVESTOR CERTIFICATE

The Subscriber understands and agrees that the Shares have not been and will not be registered under the U.S. Securities Act or applicable state securities laws, and the Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D (“Accredited Investors”).

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

(a)
the Subscriber, and each Beneficial Purchaser for whom it is acting, if any, satisfies one or more of the categories of Accredited Investor indicated below (the Subscriber must write “SUB” for the Subscriber and “BP” for the Beneficial Purchaser, if any, on the appropriate line(s)):

_________ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_________ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_________ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

_________ Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_________ Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

_________ Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_________ Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_________ Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_________ Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors; or

_________ Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_________ Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of U.S. $5,000,000; or

_________ Category 12.	Any director or executive officer of the Company; or

_________ Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S.$1,000,000; or

_________ Category 14.
A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_________ Category 15.
A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_________ Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)
the Subscriber understands that the Shares are restricted securities (as defined in Rule 144 under the U.S. Securities Act) and agrees that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the transfer is to the Company;

(ii)
the transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;

(iii)
the transfer is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

(iii)
the transfer is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

(iv)	the Shares are transferred in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws,

and, in the case of the transfers contemplated by paragraphs (c)(iii) or (iv) above, the Subscriber has prior to such transfer furnished to the Company an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Company;

(d)
the Subscriber consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(f)
the Subscriber understands and acknowledges that the Shares have not been and will not be registered under the U.S. Securities Act, that the sale contemplated hereby is being made in reliance on an exemption from registration under the U.S. Securities Act for nonpublic offerings, and that the Company has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Shares in the United States;

(g)
the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Shares is the address listed on the signature page of the Agreement and the Subscriber has not been formed for the specific purpose of acquiring the Shares;

(h)
the Subscriber acknowledges that it has not purchased the Shares as a result of any form of general solicitation or general advertising (as such terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(i)
the Subscriber understands and agrees that (i) there may be material tax consequences to the Subscriber and any Beneficial Purchaser of an acquisition, disposition or exercise of any of the Shares; and (ii) Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber or any Beneficial Purchaser under United States, state, local or foreign tax law of an acquisition, disposition or exercise of such Shares;

(j)
the Subscriber understands that all documents, records and books pertaining to this investment have been made available for inspection by the Subscriber  or its representatives, and that the books and records of the Company will be available, upon reasonable notice, for inspection by prospective investors during reasonable business hours at the Company’s principal place of business and the Company’s registered and records office; the Subscriber has had an opportunity to ask questions and receive answers regarding the Company and the Shares;

(k)
the Subscriber acknowledges that an investment in the Shares is speculative and that it has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Shares and it is and any Beneficial Purchaser is able to bear the economic risk of loss of such investment;

(l)
the Subscriber acknowledges that the resale of the Shares acquired by the Subscriber are subject to certain resale restrictions under Canadian securities laws and stock exchange rules, and the Subscriber  agrees to comply with such resale restrictions;

(m)
upon acceptance, the Agreement will constitute a legal, valid and binding contract enforceable against the Subscriber in accordance with its terms and will  not violate or conflict with the terms of any restriction, agreement or undertaking made by it or to which it or its properties is or are subject, and the Subscriber is authorized and otherwise empowered to purchase and hold the Shares; and

(n)
in the case of a purchase by the Subscriber of the Shares acting as trustee or as agent for a beneficiary or principal, whether disclosed or undisclosed, the Subscriber is duly authorized to execute and deliver the Agreement on behalf of such beneficiary or principal.

Capitalized terms used but not defined in this Schedule “B” shall have the meanings ascribed to them in the Subscription Agreement.

The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name